                                                                  EXHIBIT T3E(2)

                        CONSENT AND LETTER OF TRANSMITTAL

                   To Tender and To Give Consent in Respect of

                          10 1/2% Senior Notes Due 2004

                                       of

                            SOUTHWEST ROYALTIES, INC.

      Pursuant to the Offer to Exchange and Consent Solicitation Statement

                             Dated March 4, 2002

--------------------------------------------------------------------------------
THIS OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK, NEW YORK TIME, ON APRIL 1, 2002 OR SUCH OTHER DATE AS MAY BE ANNOUNCED PURSUANT TO THE TERMS HEREOF (THE "EXPIRATION DATE"). TO BE CONSIDERED FOR ACCEPTANCE, 10 1/2% SENIOR NOTES DUE 2004 ("ORIGINAL NOTES") MUST BE VALIDLY TENDERED BY NO LATER THAN 5:00 P.M., NEW YORK, NEW YORK TIME, ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------

          The Depositary for the Offer and the Consent Solicitation is:

                            WILMINGTON TRUST COMPANY

     By Hand/Overnight Courier:             By Registered or Certified Mail:

     Wilmington Trust Company               Wilmington Trust Company
     Corporate Trust Reorg Services         DC-1615 Reorg Services
     Rodney Square North                    P.O. Box 8861
     1100 North Market Street               Wilmington, Delaware 19899-8861
     Wilmington, Delaware 19890-1615
                                            Call (302) 636-6469 for Confirmation

     By facsimile:  (302) 636-4145

     Call (302) 636-6469 for Confirmation

     CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANING GIVEN TO THEM IN THE OFFER TO EXCHANGE AND CONSENT SOLICITATION (THE "STATEMENT").

     The Offer is subject to certain conditions, including (i) receipt of the tender of at least $115 million of the outstanding principal amount of Original Notes for exchange in accordance with the offer ("Minimum Tender") (unless waived by the unanimous consent of those Participating Holders which are parties to the Participation Agreement), (ii) receipt of the Requisite Consent to the Proposed Waivers and Amendments and, if any Original Notes remain outstanding, the execution of and delivery of the Supplemental Indenture, the Pledge Agreement Waiver and the Amended and Restated Pledge Agreement, (iii) the execution and delivery of the Senior Credit Agreement, the Collateral Trust and Intercreditor Agreement (the "Collateral Trust Agreement"), and all other security documents with respect to the Indenture, the Senior Credit Agreement and the Collateral Trust Agreement by the parties thereto, (iv) the declaration of effectiveness by the SEC of Southwest's T-3 filed with respect to the New Indenture, (v) the filing of the Amended and Restated Certificate of Incorporation of Southwest with the Secretary of State of Delaware, (vi) the execution of the Note Exchange Agreement, the Collateral Trust Agreement and the Stockholders Agreement by the tendering Holders, pursuant to a Power of Attorney to be granted to the Depositary on behalf of the exchanging Holders, and (vii) the cancellation of a $1.6 million note issued by H.H. Wommack, III, Southwest's Chief Executive Officer and President, to SRH in exchange for 123,710 shares of SRH common stock held by Mr. Wommack.

         Holders of Original Notes may not deliver Consents with respect to the Proposed Waivers and Amendments without tendering their Original Notes. Conversely, Holders may not tender their Original Notes without delivering the Consents with respect to the Proposed Waivers and Amendments. Therefore, the tender of an Original Note will be deemed to constitute the giving of Consent. The Proposed Waivers and Amendments will not become effective if the Offer and the Consent Solicitation are withdrawn or the Exchange is otherwise not completed. If the Proposed Waivers and Amendments become effective, they will apply to all Original Notes, if any, that remain outstanding, and each Holder of Original Notes that has not properly tendered for exchange Original Notes will be bound by the Proposed Waivers and Amendments, regardless of whether that Holder consented to the Proposed Waivers and Amendments. Until accepted by Southwest in accordance with the terms set forth herein and in the Statement, however, the Offer may be amended, extended, rescinded or terminated by Southwest for any reason. If the Minimum Tender is not obtained or waived, if for any reason the Proposed Waivers and Amendments do not become effective or if any other condition to the offer are not satisfied, no Original Notes may be accepted for exchange and any tendered Original Notes will be returned.

         The execution of this Consent and Letter of Transmittal ("Consent and Letter of Transmittal") will also confer upon Wilmington Trust Company, as depositary ("Depositary"), a power of attorney to execute any instrument which Southwest may deem necessary or advisable to accomplish the purpose of the Offer now or in the future, including, but not limited to, the Note Exchange Agreement, the Collateral Trust Agreement and the Stockholders Agreement (the "Power of Attorney"). Once executed on your behalf by the Depositary pursuant to the Power of Attorney contained herein and executed by Southwest, the Note Exchange Agreement, the Collateral Trust Agreement and the Stockholders Agreement will constitute a legally-binding obligation on your part and Southwest's part to complete the Exchange.

         Original Notes tendered may be withdrawn at any time prior to 5:00 p.m., New York, New York time, on the Expiration Date, but not thereafter, unless Southwest has failed to deliver the Exchange Consideration to the Depositary on the Exchange Date. The revocation of a Holder's tender, Consent and Power of Attorney will be effective only by means of a signed writing specifically stating such withdrawing Holder's intention to revoke its tender, Consent and Power of Attorney. Original Notes may be tendered and withdrawn only as provided for herein and in the Statement.

         Delivery of this Consent and Letter of Transmittal to an address or facsimile number other than that of the Depositary as set forth above will not constitute a valid delivery.

         Any questions and requests for assistance with respect to procedural matters in connection with the Offer may be directed to the Depositary at its addresses and telephone numbers set forth on the front page of this Consent and Letter of Transmittal. Questions may also be directed to Southwest contact, J. Steven Person, Executive Vice President of Southwest, by writing to 407 N. Big Spring Street, Midland, Texas 79701, or by phone at (915) 686-9927.

         NEITHER SOUTHWEST, SOUTHWEST ROYALTIES HOLDINGS, INC. ("SRH"), ANY GUARANTOR, THEIR RESPECTIVE BOARDS OF DIRECTORS, THE DEPOSITARY, THE ORIGINAL TRUSTEE, THE NEW TRUSTEE NOR ANY OTHER PERSON HAS AUTHORIZED ANY PERSON TO MAKE ANY RECOMMENDATION ON BEHALF OF SOUTHWEST, SRH, ANY GUARANTOR, THE DEPOSITARY, THE ORIGINAL TRUSTEE OR THE NEW TRUSTEE AS TO WHETHER HOLDERS SHOULD PARTICIPATE OR REFRAIN FROM PARTICIPATING IN THE OFFER. NEITHER SOUTHWEST, SRH, ANY GUARANTOR, THEIR RESPECTIVE BOARDS OF DIRECTORS, THE DEPOSITARY, THE ORIGINAL TRUSTEE, THE NEW TRUSTEE NOR ANY OTHER PERSON HAS AUTHORIZED ANY PERSON TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION IN CONNECTION WITH THE OFFER ON BEHALF OF SOUTHWEST, ANY GUARANTOR, THE DEPOSITARY, THE ORIGINAL TRUSTEE OR THE NEW TRUSTEE, OTHER THAN THOSE CONTAINED IN THIS OFFER. YOU ARE ADVISED THAT YOU MAY NOT RELY ON ANY SUCH RECOMMENDATION OR ANY SUCH INFORMATION OR REPRESENTATION, IF GIVEN OR MADE, AS HAVING BEEN AUTHORIZED BY SOUTHWEST, SRH, ANY GUARANTOR, THE DEPOSITARY, THE ORIGINAL TRUSTEE, THE NEW TRUSTEE OR ANY OTHER PERSON.

         THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS CONSENT AND LETTER OF TRANSMITTAL IS COMPLETED, OR ANY OTHER ACTION IS TAKEN IN CONNECTION HEREWITH.

         Physical Holders and DTC Participants who wish to be eligible to receive the Exchange Consideration pursuant to the Offer must (i) deliver Original Notes to the Depositary or, in lieu of tendering Original Notes in physical form, electronically tender their Original Notes through the Depositary Trust Clearing Corporation's ("DTC") Automated Tender Offer Program ("ATOP"), for which the transaction will be eligible, pursuant to the book-entry delivery procedures set forth in the Statement, (ii) complete and sign this Consent and Letter of Transmittal (or a facsimile copy thereof) in accordance with instructions herein, have such Holder's signature thereon guaranteed by an Eligible Institution if required by Instruction 1 of this Consent and Letter of Transmittal and deliver such manually signed Consent and Letter of Transmittal (or a manually signed facsimile copy thereof) to the Depositary prior to the

Expiration Time and (iii) complete and deliver to the Depositary any other document required by this Consent and Letter of Transmittal or the Statement.

     Although a DTC Participant may tender Original Notes electronically through ATOP, DTC participants still must physically complete, sign and deliver the Consent and Letter of Transmittal to the Depositary. Consents and Powers of Attorney cannot be delivered through ATOP.

     A beneficial owner whose Original Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender Original Notes, deliver a Consent and confer a Power of Attorney should contact such registered Holder promptly and instruct such party to tender Original Notes, deliver a Consent and confer a Power of Attorney to the Depositary on such beneficial owner's behalf. Beneficial owners may only accept the Offer by instructing such registered Holder pursuant to an instruction letter or similar communication to tender the Original Notes and deliver the corresponding Consents and Power of Attorney on behalf of such beneficial owner. Moreover, the beneficial owner must confer upon such registered Holder a power of attorney, which expressly appoints such party the true and lawful agent and attorney-in-fact of the beneficial owner and grants such party the power to confer upon the Depositary the Power of Attorney as required in connection with the Offer. Once a beneficial owner instructs such registered Holder to tender the Original Notes, deliver a Consent and confer a Power of Attorney, such registered Holder must follow the procedures for tendering Original Notes by Physical Holders or DTC Participants set forth herein and in the Statement. The broker, dealer, commercial bank, trust company or other nominee must be properly instructed by the beneficial owner and then must validly tender the Original Notes pursuant to the instructions set forth in this Consent and Letter of Transmittal and the Statement in order to accept the Offer. BENEFICIAL OWNERS CANNOT USE THIS CONSENT AND LETTER OF TRANSMITTAL TO TENDER ORIGINAL NOTES HELD ON BEHALF OF SUCH BENEFICIAL OWNERS. A LETTER OF INSTRUCTION WHICH INCLUDES A POWER OF ATTORNEY IS CONTAINED IN THE SOLICITATION MATERIALS PROVIDED ALONG WITH THIS OFFER AND MAY BE USED BY BENEFICIAL OWNERS TO INSTRUCT THE REGISTERED HOLDER TO ACCEPT THE OFFER ON BEHALF OF THE BENEFICIAL OWNER.

     For Physical Holders and DTC Participants to validly tender Original Notes, deliver Consents and confer a Power of Attorney, Original Notes (in physical form or through book-entry delivery procedures), a completed and signed Consent and Letter of Transmittal and all other required documents must be delivered to Wilmington Trust Company, as Depositary, at or prior to 5:00 p.m., New York, New York time, on the Expiration Date. Tenders may not be withdrawn at any time after 5:00 p.m., New York, New York time, on the Expiration Date, unless Southwest has failed to pay the Exchange Consideration to the Depositary on the Exchange Date.

     This Consent and Letter of Transmittal must be completed and delivered to the Depositary by each Physical Holder or DTC Participant or its attorney-in-fact that tenders Original Notes in the Offer. Even if a DTC Participant tenders Original Notes via DTC's ATOP, such DTC participant still must complete and deliver this Consent and Letter of Transmittal to the Depositary. Neither the delivery of any document nor the transmittal of any information to

DTC via ATOP or otherwise, however, shall constitute delivery to the Depositary, unless and until actually received by the Depositary. The manner and all aspects of tender and delivery are the responsibility of and at the risk of the Holder.

     SOUTHWEST RESERVES THE RIGHT TO WITHDRAW THE OFFER AND THE CONSENT SOLICITATION FOR ANY REASON UNTIL THE CLOSING OF THE EXCHANGE. IN THE EVENT THAT THE OFFER AND THE CONSENT SOLICITATION ARE WITHDRAWN OR THE EXCHANGE IS OTHERWISE NOT COMPLETED, OTHERWISE VALIDLY TENDERED ORIGINAL NOTES WILL NOT BE EXCHANGED FOR THE EXCHANGE CONSIDERATION AND THE PROPOSED WAIVERS AND AMENDMENTS WILL NOT BE EFFECTIVE.

     THE OFFER AND CONSENT SOLICITATION ARE MADE UPON THE TERMS AND SUBJECT TO THE CONDITIONS SET FORTH HEREIN AND IN THE STATEMENT AND THE EXHIBITS ATTACHED THERETO. HOLDERS SHOULD CAREFULLY REVIEW THE INFORMATION SET FORTH THEREIN AND HEREIN.

     Each Physical Holder or DTC Participant that shall, or whose attorney-in-fact shall, have completed, executed and delivered this Consent and Letter of Transmittal to the Depositary agrees to be bound by the terms of this Consent and Letter of Transmittal, the Statement, the Note Exchange Agreement, the Stockholders Agreement, the Collateral Trust Agreement and any other document signed by the Depositary on behalf of the tendering Holder pursuant to the Power of Attorney.

     Each Holder seeking to tender Original Notes, deliver Consents and confer the Power of Attorney in connection with this Offer is advised to seek assistance from its broker, dealer, commercial bank, trust company or other nominee in completing this form. The instructions included with this Consent and Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Statement, any exhibit thereto, and this Consent and Letter of Transmittal may be directed to the Depositary, whose addresses and telephone numbers appear on the back cover of this Consent and Letter of Transmittal. See Instruction 11 below.

                                MANNER OF TENDER

     [ ]  CHECK HERE IF TENDERED ORIGINAL NOTES ARE ENCLOSED HEREWITH.

     [ ] CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution: ____________________________________________

     Participant Number with DTC: ______________________________________________

     VOI Number: _______________________________________________________________

     If a Physical Holder or DTC Participant desires to tender Original Notes pursuant to the Offer, deliver a Consent pursuant to the Consent Solicitation and confer upon the Depositary the Power of Attorney and time will not permit
(i) certificates representing such Original Notes to reach the Depositary or the procedures for book-entry transfer to be completed, (ii) this Consent and Letter of Transmittal to reach the Depositary and/or (iii) all other required documents to reach the Depositary, in each case, at or prior to 5:00 p.m., New York, New York time, on the Expiration Date, such Physical Holder or DTC Participant may nevertheless tender Original Notes, deliver Consents and confer the Power of Attorney in respect of such Original Notes in accordance with the guaranteed delivery procedures set forth in the Statement under the caption "Procedures for Tendering Original Notes -- Guaranteed Delivery." See Instruction 1 below.

     [ ] CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

     Name(s) of Registered Holder(s): __________________________________________

     Window Ticket No. (if any): _______________________________________________

     Date of Execution of Notice of Guaranteed Delivery: _______________________

     Name of Eligible Institution that Guaranteed Delivery: ____________________

     Check if using DTC: [ ]

     Participant Number with DTC: ______________________________________________

     VOI Number: _______________________________________________________________

     List below the Original Notes to which this Consent and Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Consent and Letter of Transmittal.

Southwest will not accept partial tenders of Original Notes. In order to participate in the Exchange, Holders must tender the full amount of its Original Notes.

                   ORIGINAL NOTES TENDERED AND CONSENTS GIVEN

-----------------------------------------------------------------------------------------------
    Name(s) and Address(es ) of Physical
  Holder(s) or Name of DTC Participant and
    Participant's Account Number in which                                  Principal Amount
 Original Notes are Held. (Please fill in, if                             Tendered (and with
    blank, exactly as name(s) appear(s) on            Certificate          Respect to Which
               Certificate(s)).                        Number(s)*         Consent is Given)**
-----------------------------------------------------------------------------------------------
                                                                          $
-----------------------------------------------------------------------------------------------
                                                                          $
-----------------------------------------------------------------------------------------------
                                                                          $
-----------------------------------------------------------------------------------------------
                                                                          $
-----------------------------------------------------------------------------------------------
                                                            Total         $
                                                        Principal
                                                        Amount of
                                                         Original
                                                            Notes
-----------------------------------------------------------------------------------------------

* Need not be completed by DTC Participants tendering by book-entry transfer.

** In order to participate in the Exchange, Holders must tender the full amount of its Original Notes. Thus, a Physical Holder or DTC Participant will be deemed to have tendered and consented with respect to the entire aggregate principal amount represented by the Original Notes indicated in the column labeled "Principal Amount Tendered (and with Respect to Which Consent is Given)." Consents shall be deemed to be given with respect to all Original Notes tendered. See Instruction 3, "No Partial Tenders and Consents."

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

LADIES AND GENTLEMEN:

     By execution hereof, the undersigned acknowledges receipt of the Offer to Exchange and Consent Solicitation Statement dated March 4, 2002, including exhibits thereto (the "Statement") of Southwest Royalties, Inc., a Delaware corporation ("Southwest"), with respect to its 10 1/2% Senior Notes Due 2004 (the "Original Notes"), and this Consent and Letter of Transmittal and the instructions hereto (the "Consent and Letter of Transmittal" and, together with the Statement, the "Offer"), which together constitute (i) Southwest's offer to exchange its outstanding Original Notes for an aggregate of $60 million principal amount of Senior Secured Notes Due 2004 ("New Notes"), which will bear interest at the rate of 10 1/2% per annum beginning February 1, 2002 (as if the New Notes were issued on such date) through December 31, 2002, 11 1/2% per annum from January 1, 2003 through December 31, 2003 and 12 1/2% thereafter until the maturity date of June 30, 2004 pursuant to an indenture with Wilmington Trust Company as trustee (the "New Trustee"), and an aggregate of 900,000 shares of Southwest's Class A Common Stock, par value $.01 per share (the "Class A Common Shares" and, together with the New Notes, the "Exchange Consideration"), and
(ii) Southwest's consent solicitation (the "Consent Solicitation") of related consents (the "Consents") from registered holders of Original Notes to the Proposed Waivers and Amendments to the Indenture (the "Original Indenture"), dated as of October 14, 1997, among Southwest, its parent guarantor, the subsidiary guarantors parties thereto and State Street Bank and Trust Company, as trustee (the "Original Trustee"), and the Pledge Agreement, dated October 14, 1997, by and among Southwest, SRH, and the Original Trustee (the "Pledge Agreement"), pursuant to which the Original Notes were issued. The provisions of the Proposed Waivers and Amendments to the Indenture and the Pledge Agreement will only apply to the Original Notes. Additional terms relating to the Proposed Waivers and Amendments and terms relating to the New Notes and the Class A Common Shares are described in greater detail in the Statement. References herein to "Holders" shall include all holders of Original Notes.

     Upon the terms and subject to the conditions of the Offer, the undersigned hereby: (i) tenders to Southwest the Original Notes in the principal amount indicated in the table above entitled Original Notes Tendered and Consents Given (the "Tendered Amount"), (ii) gives its Consent with respect to such tendered Original Notes to the Proposed Waivers and Amendments and to the Supplemental Indenture, the Pledge Agreement Waiver and the Amended and Restated Pledge Agreement, each substantially in the form attached as an exhibit to the Statement (hereby revoking any previously submitted withdrawal or revocation),
(iii) confers upon Wilmington Trust Company, as Depositary ("Depositary"), a Power of Attorney to execute any instruments which Southwest may deem necessary or advisable to accomplish the purpose of the Offer (the "Power of Attorney") and (iv) authorizes and instructs the Original Trustee to execute and deliver on the undersigned's behalf the Supplemental Indenture, the Pledge Agreement Waiver and the Amended and Restated Pledge Agreement.

     Subject to, and effective upon, the Exchange of any Original Notes tendered herewith in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Southwest, all right, title and interest in and to the tendered Original Notes so accepted and exchanged, the undersigned consents to the Proposed Waivers and Amendments and the undersigned also agrees to the terms of the Note Exchange Agreement, the Stockholders Agreement and any other document signed by the Depositary on behalf of the undersigned pursuant to the Power of Attorney. The undersigned hereby irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Depositary also acts as the agent of Southwest) with respect to such Original Notes, with full powers of substitution and revocation (i) to present such Original Notes and all evidences of transfer and authenticity to, or transfer ownership of, such Original Notes on the account books maintained by DTC to, or upon the order of, Southwest, (ii) to present such Original Notes for transfer of ownership on the books of the relevant security register, (iii) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Original Notes, (iv) to deliver to Southwest and the Original Trustee this Consent and Letter of Transmittal as evidence of the undersigned's Consent to the Proposed Waivers and Amendments and
(v) to execute any instruments which Southwest may deem necessary and advisable to accomplish the purposes of the Exchange Offer now or in the future, including, but not limited to, the Note Exchange Agreement, the Collateral Trust and Intercreditor Agreement (the "Collateral Trust Agreement") and the Stockholders Agreement all in accordance with the terms of and conditions to the Offer and the Consent Solicitation as described in the Statement.

     If the undersigned is not the registered Holder of the Original Notes listed in the table above entitled Original Notes Tendered and Consents Given, then the Original Notes must be endorsed or accompanied by an appropriate written instrument or instruments of transfer executed exactly as the name or names of the Physical Holder or Physical Holders appear on the Original Notes, with the signature(s) on the Original Notes or instruments of transfer guaranteed as provided below, and this Consent and Letter of Transmittal must be executed and delivered either by the Physical Holder or Physical Holders, or by the tendering person pursuant to a valid power of attorney signed by the Physical Holder or Physical Holders, which signature must, in either case, be guaranteed as provided below, since only Physical Holders or their attorneys-in-fact are entitled to deliver Consents to the Proposed Waivers and Amendments and confer a Power of Attorney.

     Assuming the consummation of the Offer, Southwest intends to execute the Supplemental Indenture, the Pledge Agreement Waiver, the Amended and Restated Pledge Agreement, the Note Exchange Agreement, the Collateral Trust Agreement and the Stockholders Agreement and to file the Amended and Restated Certificate of Incorporation with the Delaware Secretary of State on the Exchange Date, and to thereafter proceed with the Offer and Exchange in accordance with its terms and conditions. The undersigned understands that tenders of Original Notes may be withdrawn as provided for in the Statement and herein at any time at or prior to 5:00 p.m., New York, New York time, on the Expiration Date, and not thereafter, unless Southwest has failed to issue the Exchange Consideration on the Exchange Date, which Exchange Consideration will be sent to the Depositary for delivery to the exchanging Holders. THE UNDERSIGNED UNDERSTANDS THAT TENDERED ORIGINAL NOTES MAY BE WITHDRAWN ONLY IN ACCORDANCE WITH THE PROCEDURES IN THE STATEMENT AND HEREIN AND THAT, EXCEPT AS PROVIDED IN THE NEXT PARAGRAPH, TENDERED ORIGINAL NOTES MAY NOT BE WITHDRAWN IN WHOLE OR IN PART AFTER 5:00 P.M., NEW YORK, NEW YORK TIME, ON THE EXPIRATION DATE, UNLESS SOUTHWEST HAS

FAILED TO DELIVER THE EXCHANGE CONSIDERATION TO THE DEPOSITARY ON THE EXCHANGE DATE.

     In the event of a termination of the Offer, Original Notes tendered pursuant to the Offer will be returned to the tendering Holder promptly (or, in the case of Original Notes tendered by book-entry transfer, such Original Notes will be credited to the account maintained at DTC from which such Original Notes were delivered). If the Minimum Tender is not obtained or waived or certain other conditions to the Offer are not satisfied, the Supplemental Indenture, the Pledge Agreement Waiver and the Amended and Restated Pledge Agreement will not become operative and the Offer will be terminated and the Proposed Waivers and Amendments, Note Exchange Agreement, Collateral Trust Agreement and Stockholders Agreement shall be void and of no effect. If Southwest makes a change in the terms of the Offer or the information concerning the Offer or waives a condition of the Offer (other than the condition of Consent to the Proposed Waivers and Amendments, which Southwest cannot waive), in each case which would have a substantive effect upon the rights of the Holders, Southwest will disseminate additional informational materials and will ensure that the Offer remains open for a minimum of five (5) business days and a maximum of ten (10) business days (such period of time to be determined by Southwest based on the materiality and significance of the term or information) from the date such change in terms is sent to the Holders.

     The undersigned understands that for a withdrawal of a tender of Original Notes and a concurrent revocation of Consents and Powers of Attorney to be effective, a written, telegraphic or facsimile transmission notice of withdrawal or a Request Message (as defined below) must be timely received by the Depositary at its address set forth on the front cover of this Consent and Letter of Transmittal at or prior to 5:00 p.m., New York, New York time, on the Expiration Date or on a business day after the Exchange Date if Southwest has failed to pay the Exchange Consideration to the Depositary on the Exchange Date. Any such notice of withdrawal and revocation must (i) specify the name of the person who tendered the Original Notes to be withdrawn and delivered the revoked Consents and Power of Attorney, (ii) contain the description of the Original Notes to be withdrawn and identify the certificate number or numbers shown on the particular certificates evidencing such Original Notes (unless such Notes were tendered by book-entry transfer) and the aggregate principal amount represented by such Original Notes, (iii) contain a statement that such Holder is withdrawing its signature from any documents signed on its behalf pursuant to the Power of Attorney, its tender of Original Notes and delivery of Consents, and (iv) be signed by the Holder of such Original Notes in the same manner as the original signature on the Consent and Letter of Transmittal by which such Original Notes were tendered (including any required signature guarantees) or be accompanied by (x) documents of transfer sufficient to have the Original Trustee register the transfer of the Original Notes into the name of the person withdrawing such Original Notes and (y) a properly completed irrevocable proxy that authorized such person to effect such revocation on behalf of such Holder. In lieu of submitting a written, telegraphic or facsimile transmission notice of withdrawal or revocation, DTC participants may electronically transmit a request for withdrawal or revocation to DTC. DTC will then edit the request and send a Request Message to the Depositary. If the Original Notes to be withdrawn have been delivered or otherwise identified to the Depositary, a properly completed and presented written or facsimile notice of withdrawal or a Request Message is effective immediately upon receipt thereof even if physical release is not yet effected. The term "Request Message" means a message transmitted by DTC and received by the

Depositary, which states that DTC has received a request for withdrawal from a DTC Participant and identifies the Original Notes to which such request relates. A withdrawal of Original Notes and a revocation of Consents and Power of Attorney can only be accomplished in accordance with the foregoing procedures.

     The undersigned understands that tenders of Original Notes and delivery of Consents and Power of Attorney pursuant to any of the procedures described in the Statement and in the instructions hereto (and subsequent acceptance by Southwest, in the case of tenders, or upon the effectiveness of the Supplemental Indenture, the Pledge Agreement Waiver, the Amended and Restated Pledge Agreement, the Note Exchange Agreement, the Collateral Trust Agreement and the Stockholders Agreement, in the case of Consents or Power of Attorney) will constitute a binding agreement between the undersigned and Southwest in accordance with the terms and subject to the conditions set forth in the Statement, the Note Exchange Agreement, the Collateral Trust Agreement, the Stockholders Agreement, and, if applicable, the Notice of Guaranteed Delivery, except in the event of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws relating to creditors' rights and generally principles of equity.

     The undersigned hereby represents that the undersigned has full power and authority to tender, exchange and transfer the Original Notes tendered hereby, to give the Consent contained herein and to confer the Power of Attorney contained herein, and that when such tendered Original Notes are accepted for exchange by Southwest, Southwest will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary, the New Trustee, the Original Trustee or by Southwest to be necessary or desirable to complete the exchange, to transfer any Original Notes tendered hereby or to perfect the undersigned's Consent to the Proposed Waivers and Amendments or the Power of Attorney.

     THE UNDERSIGNED HEREBY REPRESENTS THAT IS THE UNDERSIGNED IN A REGISTERED HOLDER OR DTC PARTICIPANT THAT IS TENDERING THE ORIGINAL NOTES, DELIVERING THE CONSENTS AND CONFERRING THE POWER OF ATTORNEY ON BEHALF OF A BENEFICIAL OWNER, THE UNDERSIGNED HAS IN ITS POSSESSION A POWER OF ATTORNEY AND EXECUTED INSTRUCTION LETTER FROM THE BENEFICIAL OWNER INSTRUCTING SUCH HOLDER TO ACCEPT THE OFFER.

     For purposes of the Offer, the undersigned understands that validly tendered Original Notes (or defectively tendered Original Notes with respect to which Southwest has waived, or has caused to be waived, such defect) will be deemed to have been accepted for exchange, if, as and when Southwest gives oral (promptly confirmed in writing) or written notice thereof to the Depositary. For purposes of the Consent Solicitation, Consents received by the Depositary will be deemed to have been accepted if, as and when Southwest, SRH, the Guarantors and the Original Trustee execute the Supplemental Indenture, Pledge Agreement Waiver and Amended and Restated Pledge Agreement, which will be on the Exchange Date. For purposes of the Power of Attorney, documents signed on behalf of Holders pursuant to the Power of Attorney conferred upon the Depositary will be deemed to be effective if, as and when Southwest, SRH, the Guarantors, the lenders, the Original Trustee, the New Trustee or other necessary party execute the documents, which will be on the Exchange Date.

     All authority conferred or agreed to be conferred by this Consent and Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and every obligation of the undersigned under this Consent and Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

     THE METHOD OF DELIVERY OF ORIGINAL NOTES, CONSENTS, POWER OF ATTORNEY AND/OR ANY OTHER REQUIRED DOCUMENTS, INCLUDING TENDER OF ORIGINAL NOTES THROUGH DTC, AND ANY SIGNATURE GUARANTEES, AND ALL OTHER ASPECTS OF ANY OF THE PROCEDURES, ARE AT THE ELECTION AND RISK OF THE HOLDER TENDERING ORIGINAL NOTES, DELIVERING THE CONSENT, CONFERRING THE POWER OF ATTORNEY AND, EXCEPT AS OTHERWISE PROVIDED IN THIS CONSENT AND LETTER OF TRANSMITTAL, DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. WITHOUT LIMITING THE FOREGOING, IF ANY DELIVERY IS TO BE BY MAIL, IT IS SUGGESTED THAT THE HOLDER USE PROPERLY INSURED, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, AND THAT THE MAILING BE MADE SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE TO PERMIT DELIVERY TO THE DEPOSITARY ON OR PRIOR TO SUCH DATE.

     All questions as to the validity, form, eligibility (including time of receipt) and acceptance for exchange of any tendered Original Notes, delivered Consents and granted Powers of Attorney pursuant to any of the procedures described herein and in the Statement will be determined by Southwest, in Southwest's sole discretion (which determination will be final and binding). Southwest reserves the absolute right to reject any or all tenders of any Original Notes, deliveries of any Consents and grants of any Powers of Attorney determined by it not to be in proper form or if the acceptance for exchange of such Original Notes, Consents and Power of Attorney may, in the opinion of Southwest's counsel, be unlawful. Southwest also reserves the absolute right, in its sole discretion, to waive any of the conditions of the Offer (other than the Minimum Tender condition and the condition regarding Requisite Consent) or any defect or irregularity in any tender with respect to Original Notes or delivery with respect to a Consent and Power of Attorney of any particular Holder, whether or not similar defects or irregularities are waived in the case of other Holders. Southwest's interpretation of the terms and conditions of the Offer (including this Consent and Letter of Transmittal and the Instructions hereto) will be final and binding. None of Southwest, the Depositary, the New Trustee or any other person will be under any duty to give notification of any defects or irregularities in tenders or will incur any liability for failure to give any such notification. If Southwest waives its right to reject a defective tender of Original Notes, the tendering Holder will be entitled to the applicable Exchange Consideration.

     Unless otherwise indicated herein under "Special Issuance Instructions," the undersigned hereby requests that any New Notes and Class A Common Shares to be issued in exchange for Original Notes tendered by the undersigned be issued in the name(s) of, and delivered to, the undersigned (and in the case of Original Notes tendered by book-entry transfer, by credit to DTC). Similarly, unless otherwise indicated herein under "Special Delivery Instructions," the undersigned hereby requests that any New Notes and Class A Common Shares to be issued in exchange for Original Notes be delivered to the undersigned at the address(es) shown above. In the event that the "Special Issuance Instructions" box or the "Special Delivery Instructions" box is, or both are, completed, the undersigned hereby requests that any New Notes and Class A Common Shares to be issued in exchange for Original Notes be delivered to the person(s) at the address(es) so indicated, as applicable. The undersigned recognizes that Southwest has no obligation pursuant to the "Special Issuance Instructions" box or "Special Delivery Instructions" box to transfer any Original Notes from the name of the registered Holder(s) thereof if Southwest does not accept for exchange any of the principal amount of such Original Notes so tendered.

  ----------------------------------------------------------------------------

                                PLEASE SIGN BELOW

     TO BE COMPLETED BY ALL PHYSICAL HOLDERS AND DTC PARTICIPANTS OR THEIR RESPECTIVE ATTORNEYS-IN-FACT TENDERING ORIGINAL NOTES, DELIVERING CONSENTS AND CONFERRING A POWER OF ATTORNEY REGARDLESS OF WHETHER ORIGINAL NOTES ARE BEING PHYSICALLY DELIVERED HEREWITH OR ARE TENDERED ELECTRONICALLY VIA DTC'S ATOP.

     THE COMPLETION, EXECUTION AND DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL WILL CONSTITUTE THE UNDERSIGNED HOLDER'S CONSENT TO THE PROPOSED WAIVERS AND AMENDMENTS AND WILL CONFER A POWER OF ATTORNEY UPON THE DEPOSITARY TO EXECUTE ON THE HOLDER'S BEHALF ANY INSTRUMENTS WHICH SOUTHWEST MAY DEEM NECESSARY OR ADVISABLE TO ACCOMPLISH THE PURPOSES OF THE EXCHANGE OFFER NOW OR IN THE FUTURE, INCLUDING, BUT NOT LIMITED TO, THE NOTE EXCHANGE AGREEMENT, THE COLLATERAL TRUST AGREEMENT AND THE STOCKHOLDERS AGREEMENT.

     Except as provided below for attorneys-in-fact, this Consent and Letter of Transmittal must be signed by the registered Holder(s) of Original Notes exactly as their name(s) appear(s) on certificate(s) for Original Notes or, if executed by a DTC Participant, exactly as such participant's name appears on a security position listing as the owner of Original Notes, or by person(s) authorized to become registered Holder(s) by endorsements on certificates for Original Notes transmitted with this Consent and Letter of Transmittal. Endorsements on Original Notes by registered Holders not executing this Consent and Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 4 below. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to Southwest of such person's authority to so act. See Instruction 4 below.

     IF THE SIGNATURE APPEARING BELOW IS NOT OF THE REGISTERED HOLDER(S) OF THE ORIGINAL NOTES OR THE DTC PARTICIPANT, THEN THE REGISTERED HOLDER(S) OR THE DTC PARTICIPANT MUST SIGN A POWER OF ATTORNEY, WHICH SIGNATURE MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION, AND THE SIGNATURE APPEARING BELOW MUST BE THAT OF THE ATTORNEY-IN-FACT.

X  _____________________________________________________________________________

X  _____________________________________________________________________________

Signature(s) of Registered Holder(s), DTC Participant or attorney-in-fact

Dated:_______________________, 2002

Name(s): _______________________________________________________________________

     ___________________________________________________________________________
                                 (Please Print)

Capacity: ______________________________________________________________________

Address: _______________________________________________________________________

________________________________________________________________________________
                             (Including Zip Code)

Area Code and Telephone No.: ___________________________________________________

Tax Identification or Social Security No.: _____________________________________

                  SIGNATURE GUARANTEE (SEE INSTRUCTION 4 BELOW)

        CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION

(Name of Eligible Institution Guaranteeing Signature(s)): ______________________

(Address (including zip code) and Telephone Number (including area code) of Eligible Institution) __________________________________________________________

________________________________________________________________________________

Authorized Signature: __________________________________________________________

Printed Name: __________________________________________________________________

Title: _________________________________________________________________________

Dated: ____________________, 2002

                          SPECIAL ISSUANCE INSTRUCTIONS

                       (SEE INSTRUCTIONS 3, 4, 5, 6 AND 7)

     To be completed ONLY if certificates for New Notes and Class A Common Shares are to be issued in the name of someone other than the person or persons whose signature(s) appear(s) within this Consent and Letter of Transmittal, or issued to an address different from that shown in the box entitled Original Notes Tendered and Consents Given within this Consent and Letter of Transmittal, or if Original Notes tendered by book-entry transfer that are not accepted for purchase are to be credited to an account maintained at DTC other than the one designated above.

     [ ]  Issue New Notes to:

                              (check if desired)

     [ ]  Issue Common Shares to:

                              (check if desired)



Name: __________________________________________________________________________

                                 (Please Print)

Address: _______________________________________________________________________

________________________________________________________________________________

                               (Include Zip Code)

Taxpayer Identification or Social Security Number (See Substitute Form W-9 herein): _______________________________________________________________________

________________________________________________________________________________

Credit New Notes and Common Shares by book-entry transfer to the DTC account set forth below:

________________________________________________________________________________

                              (DTC Account Number)

Number of Account Party: _______________________________________________________

                          SPECIAL DELIVERY INSTRUCTIONS

                       (SEE INSTRUCTIONS 3, 4, 5, 6 AND 7)

     To be completed ONLY if certificates for New Notes and Class A Common Shares are to be sent to someone other than the person or persons whose signature(s) appear(s) within this Consent and Letter of Transmittal or to an address different from that shown in the box entitled Original Notes Tendered and Consents Given within this Consent and Letter of Transmittal.

     [ ]  Deliver New Notes to:

                                (check if desired)

     [ ]  Deliver Common Shares to:

                                (check if desired)



Name: __________________________________________________________________________

                                 (Please Print)

Address: _______________________________________________________________________

________________________________________________________________________________

                               (Include Zip Code)

Taxpayer Identification or Social Security Number (See Substitute Form W-9 herein): _______________________________________________________________________

________________________________________________________________________________

                                  INSTRUCTIONS

     (Forming Part of the Terms and Conditions of the Offer and the Consent Solicitation)

         1. DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL AND CERTIFICATES FOR ORIGINAL NOTES OR BOOK-ENTRY CONFIRMATIONS; GUARANTEED DELIVERY PROCEDURES; WITHDRAWAL OF TENDERS.

         This Consent and Letter of Transmittal is to be completed by Holders if
(i) certificates representing Original Notes are to be physically delivered to the Depositary herewith by such Holders; (ii) tender of Original Notes is to be made by book-entry transfer to the Depositary's account at DTC pursuant to the procedures set forth under the caption "Procedures for Tendering Original Notes -- Book-Entry Delivery Procedures" in the Statement; or (iii) tender of Original Notes is to be made according to the guaranteed delivery procedures set forth under the caption "Procedures for Tendering Original Notes -- Guaranteed Delivery" in the Statement. All physically delivered Original Notes or a confirmation of a book-entry transfer into the Depositary's account at DTC of all Original Notes delivered electronically, as well as a properly completed and duly executed Consent and Letter of Transmittal (or a manually signed facsimile copy thereof) and any other documents required by this Consent and Letter of Transmittal, must be received by the Depositary at its address set forth herein at or prior to 5:00 p.m., New York, New York time, on the Expiration Date, or the tendering Holder must comply with the guaranteed delivery procedures set forth below. Delivery of documents to DTC does not constitute delivery to the Depositary.

         THE METHOD OF DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL, THE ORIGINAL NOTES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING TENDER OF ORIGINAL NOTES THROUGH DTC AND ANY BOOK-ENTRY CONFIRMATION OR AGENT'S MESSAGE DELIVERED THROUGH ATOP, IS AT THE OPTION AND RISK OF THE TENDERING HOLDER. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed for such documents to reach the Depositary. Except as otherwise provided in this Instruction 1, delivery will be deemed made only when actually received by the Depositary.

         No alternative, conditional or contingent tenders, Consents or Powers of Attorney will be accepted. All tendering Holders, by execution of this Consent and Letter of Transmittal (or a manually signed facsimile copy thereof), waive any right to receive any notice of the acceptance of their Original Notes for exchange.

         THIS CONSENT AND LETTER OF TRANSMITTAL AND ORIGINAL NOTES SHOULD BE SENT ONLY TO THE DEPOSITARY, NOT TO SOUTHWEST OR THE ORIGINAL TRUSTEE.

         PHYSICAL HOLDERS AND DTC PARTICIPANTS WHO WISH TO BE ELIGIBLE TO RECEIVE THE EXCHANGE CONSIDERATION PURSUANT TO THE OFFER MUST (I) DELIVER ORIGINAL NOTES TO THE DEPOSITARY OR, IN LIEU OF TENDERING ORIGINAL NOTES IN PHYSICAL FORM, ELECTRONICALLY TENDER THEIR ORIGINAL NOTES THROUGH DTC'S ATOP, FOR WHICH THE TRANSACTION WILL

BE ELIGIBLE, PURSUANT TO THE BOOK-ENTRY DELIVERY PROCEDURES SET FORTH IN THE STATEMENT, (II) COMPLETE AND SIGN THIS CONSENT AND LETTER OF TRANSMITTAL (OR A FACSIMILE COPY THEREOF) IN ACCORDANCE WITH INSTRUCTIONS HEREIN, HAVE SUCH HOLDER'S SIGNATURE THEREON GUARANTEED BY AN ELIGIBLE INSTITUTION IF REQUIRED BY INSTRUCTION 1 OF THIS CONSENT AND LETTER OF TRANSMITTAL AND DELIVER SUCH MANUALLY SIGNED CONSENT AND LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE COPY THEREOF) TO THE DEPOSITARY PRIOR TO THE EXPIRATION TIME AND (III) COMPLETE AND DELIVER TO THE DEPOSITARY ANY OTHER DOCUMENT REQUIRED BY THIS CONSENT AND LETTER OF TRANSMITTAL OR THE STATEMENT.

         ALTHOUGH A DTC PARTICIPANT MAY TENDER ORIGINAL NOTES ELECTRONICALLY THOROUGH ATOP, DTC PARTICIPANTS STILL MUST PHYSICALLY COMPLETE, SIGN AND DELIVER THE CONSENT AND LETTER OF TRANSMITTAL TO THE DEPOSITARY. CONSENTS AND POWERS OF ATTORNEY CANNOT BE DELIVERED THROUGH ATOP.

         If a Physical Holder or DTC Participant desires to tender Original Notes pursuant to the Offer, deliver a Consent pursuant to the Consent Solicitation and confer upon the Depositary the Power of Attorney and time will not permit (i) certificates representing such Original Notes to reach the Depositary or the procedures for book-entry transfer to be completed, (ii) this Consent and Letter of Transmittal to reach the Depositary and/or (iii) all other required documents to reach the Depositary, in each case, at or prior to 5:00 p.m., New York, New York time, on the Expiration Date, such Physical Holder or DTC Participant may nevertheless tender Original Notes, deliver Consents and confer the Power of Attorney in respect of such Original Notes in accordance with the guaranteed delivery procedures set forth herein and in the Statement under the caption "Procedures for Tendering Original Notes Delivering Consents and Conferring a Power of Attorney -- Guaranteed Delivery."

         Pursuant to the guaranteed delivery procedures:

              (a) such tender and delivery must be made by or through an "Eligible Institution" that is a participant in the Security Transfer Agents' Medallion Program, the Stock Exchange Medallion Program or the New York Stock Exchange Medallion Signature Program;

         (b) at or prior to 5:00 p.m., New York, New York time, on the Expiration Date, the Depositary must have received from such Eligible Institution, at its address set forth herein, a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail, telegram or hand delivery) substantially in the form provided by Southwest, a copy of which is attached to this Consent and Letter of Transmittal, (or an Agent's Message with respect to guaranteed delivery), setting forth the name(s) and address(es) of the registered Holders or DTC Participants, and the principal amount of Original Notes being tendered and with respect to which a Consent and a Power of Attorney is being delivered, and stating that the tender of the Original Notes and delivery of Consents and Powers of Attorney are being made thereby and guaranteeing that, within three New York Stock Exchange ("NYSE") trading days after the date of the Notice of Guaranteed Delivery, a properly completed and duly executed Consent and Letter of Transmittal, or a manually signed facsimile copy thereof, together with certificates representing the Original Notes (or confirmation of book-entry transfer of such Original Notes into the Depositary's account with DTC as described above), and any other documents required by this Consent and Letter of Transmittal (including, if the person executing this Consent and Letter of Transmittal is not the registered Holder of the Original Notes tendered, a power of attorney executed by such registered Holder) and the instructions hereto, will be deposited by such Eligible Institution with the Depositary; and

              (c) this Consent and Letter of Transmittal or a facsimile copy hereof, properly completed and duly executed, certificates for the tendered Original Notes in proper form for transfer (or a Book-Entry Confirmation, including by means of an Agent's Message, of the transfer of such Original Notes into the Depositary's account with DTC as described above), any required signature guarantees and all other required documents (including, if the person executing this Consent and Letter of Transmittal is not the registered Holder of the Original Notes tendered, a power of attorney executed by such registered Holder) must be received by the Depositary within three NYSE trading days after the date of the Notice of Guaranteed Delivery.

         Except as otherwise stated below, tenders of Original Notes and the concurrent delivery of Consents and Powers of Attorney made pursuant to the Offer and the Consent Solicitation are irrevocable, unless Southwest has failed to pay the Exchange Consideration to the Depositary on the Exchange Date. Original Notes tendered pursuant to the Offer may be withdrawn and the related Consents and Powers of Attorney revoked at any time at or prior to 5:00 p.m., New York, New York time, on the Expiration Date. If, after such time as withdrawal rights expire, Southwest alters the terms of the Exchange, then the time to exercise withdrawal rights will be extended for a minimum of five (5) business days a nd a maximum of ten (10) business days (such period of time to be determined by Southwest based on the materiality and significance of the altered terms) from the date such change in terms is first published, given or sent to Holders by Southwest.

         Tenders of Original Notes may be withdrawn and related Consents and Powers of Attorney may be revoked pursuant to the procedures set forth herein and in the Statement. For a withdrawal of a tender of Original Notes and a concurrent revocation of Consents and Powers of Attorney to be effective, a written, telegraphic or facsimile transmission notice of withdrawal or a "Request Message" (as defined below) must be timely received by the Depositary at its address set forth on the back page of this Statement at or prior to 5:00 p.m., New York, New York time, on the Expiration Date or on a business day after the Exchange Date if Southwest has failed to pay the Exchange Consideration to the Depositary on the Exchange Date. Any such notice of withdrawal must (i) specify the name of the person who tendered the Original Notes to be withdrawn (and, if tendered by book-entry transfer, the name of the DTC Participant whose name appears in a security position listing as the owner of such Original Notes), (ii) contain the description of the Original Notes to be withdrawn and identify the certificate number or numbers shown on the particular certificates evidencing such Original Notes (unless such Notes were tendered by book-entry transfer) and the aggregate principal amount represented by such Original Notes,
(iii) contain a statement that such Holder is withdrawing its signature from any documents signed on its behalf pursuant to the Power of Attorney, its tender of Original Notes and delivery of Consents, and (iv) be signed by the Holder of such Original Notes in the same manner as the original signature on the Consent and Letter of Transmittal by which such Original Notes were tendered (including any required signature guarantees) or be accompanied by (x) documents of transfer sufficient to have the Original Trustee register the transfer of the Original

Notes into the name of the person withdrawing such Original Notes and (y) a properly completed irrevocable proxy and power of attorney that authorized such person to effect such revocation on behalf of such Holder. In lieu of submitting a written, telegraphic or facsimile transmissions notice of withdrawal or revocation, DTC participants may electronically transmit a request for withdrawal or revocation to DTC. DTC will then edit the request and send a Request Message to the Depositary. If the Original Notes to be withdrawn have been delivered or otherwise identified to the Depositary, a properly completed and presented written or facsimile notice of withdrawal or a Request Message is effective immediately upon receipt thereof even if physical release is not yet effected. The term "Request Message" means a message transmitted by DTC and received by the Depositary, which states that DTC has received a request for withdrawal from a DTC participant and identifies the Original Notes to which such request relates. A withdrawal of Original Notes and a revocation of Consents and Power of Attorney can only be accomplished in accordance with the foregoing procedures.

         2. CONSENT TO PROPOSED WAIVERS AND AMENDMENTS; REVOCATION OF CONSENTS; POWER OF ATTORNEY CONFERRED UPON DEPOSITARY; REVOCATION OF POWER OF ATTORNEY.

         In accordance with the Statement, all properly completed and executed Consents and Letters of Transmittal tendering Original Notes that are accepted for exchange will be counted as Consents with respect to the Proposed Waivers and Amendments and will grant a Power of Attorney to the Depositary to execute on the Holder's behalf any instruments which Southwest may deem necessary or advisable to accomplish the purposes of the Exchange, including the Note Exchange Agreement, the Collateral Trust Agreement and the Stockholders Agreement, unless the Depositary receives a written notice of revocation of such Tender (and related Consent and Power of Attorney) at or prior to 5:00 p.m., New York, New York time, on the Expiration Date, or unless Southwest has failed to pay the Exchange Consideration to the Depositary on the Exchange Date. Notice of revocation of a Consent or a Power of Attorney, to be effective, must comply with the provisions set forth in Instruction 1 above.

         SOUTHWEST INTENDS TO CAUSE THE EXECUTION OF THE SUPPLEMENTAL INDENTURE, THE PLEDGE AGREEMENT WAIVER, THE AMENDED AND RESTATED PLEDGE AGREEMENT, THE NOTE EXCHANGE AGREEMENT, THE COLLATERAL TRUST AGREEMENT AND THE STOCKHOLDERS AGREEMENT TO OCCUR ON THE EXCHANGE DATE. SUCH SUPPLEMENTAL INDENTURE, THE PLEDGE AGREEMENT WAIVER, THE AMENDED AND RESTATED PLEDGE AGREEMENT AND THE PROPOSED WAIVERS AND AMENDMENTS CONTAINED THEREIN WILL BE BINDING ON ALL ORIGINAL NOTES THAT REMAIN OUTSTANDING OR THAT HAVE NOT BEEN PROPERLY TENDERED. THE NOTE EXCHANGE AGREEMENT, THE COLLATERAL TRUST AGREEMENT AND THE STOCKHOLDERS AGREEMENT WILL BE BINDING UPON EACH HOLDER OF NEW NOTES.

         3.       NO PARTIAL TENDERS AND CONSENTS.

         Tenders of Original Notes pursuant to the Offer and rendering of corresponding Consents pursuant to the Consent Solicitation may be made only in respect of full amounts of such Original Notes. If less than the entire principal amount of any Original Notes evidenced by a submitted certificate is tendered, the Original Note will not be accepted. The entire principal amount represented by the certificates for all Original Notes delivered to the Depositary will be deemed to have been tendered, unless otherwise indicated.

     4. SIGNATURES ON THIS CONSENT AND LETTER OF TRANSMITTAL; GUARANTEE OF SIGNATURES.

     If this Consent and Letter of Transmittal is signed by the Physical Holder(s) of the Original Notes tendered hereby and with respect to which the Consent and Power of Attorney is given, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Consent and Letter of Transmittal is signed by a DTC Participant whose name is shown as the owner of the Original Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Original Notes.

     If any of the Original Notes tendered hereby are registered in the name of two or more Holders, or in the case of DTC Participants, are owned of record by two or more joint owners, all such Holders must sign this Consent and Letter of Transmittal. If any tendered Original Notes are registered or held in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Consent and Letter of Transmittal and any necessary accompanying documents (including powers of attorney) as there are different names in which Original Notes are held.

     If this Consent and Letter of Transmittal is signed by the Physical Holder or DTC Participant, and the certificates for any New Notes and Class A Common Shares are to be issued to or, if tendered by book-entry transfer, credited to the account at DTC of, the Physical Holder or DTC Participant, as the case may be, then the Physical Holder or DTC Participant need not endorse any certificates for tendered Original Notes. In any other case, the Physical Holder or DTC Participant must either properly endorse the certificates for Original Notes tendered or transmit a separate properly completed bond power with this Consent and Letter of Transmittal (in either case, executed exactly as the names of the Physical Holder(s) appear(s) on such Original Notes, and, with respect to a DTC Participant whose name appears on a security position listing as the owner of Original Notes, exactly as the name(s) of the participant(s) appear(s) on such security position listing), with the signature on the endorsement or bond power guaranteed by an Eligible Institution, unless such certificates or bond powers are executed by an Eligible Institution.

     If this Consent and Letter of Transmittal, any certificates for Original Notes or bond powers or any other necessary instrument are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Southwest, in its sole discretion, of their authority so to act must be submitted with this Consent and Letter of Transmittal.

     Endorsements on certificates for Original Notes, signatures on bond powers and any other necessary document provided in accordance with this Instruction 4 by Physical Holders or

DTC Participants not executing this Consent and Letter of Transmittal must be guaranteed by an Eligible Institution.

     No signature guarantee is required if this Consent and Letter of Transmittal is signed by the Physical Holder(s) of the Original Notes tendered herewith or by a DTC Participant whose name appears on a security position listing as the owner of Original Notes and any New Notes and Class A Common Shares are to be issued directly to such Holder(s) or, if signed by a DTC Participant, any New Notes and Class A Common Shares are to be credited to such participant's account at DTC and neither the "Special Issuance Instructions" box nor the "Special Delivery Instructions" box of this Consent and Letter of Transmittal has been completed. In all other cases, all signatures on Consents and Letters of Transmittal and endorsements on certificates, signatures on bond powers and any other necessary instrument accompanying Original Notes must be guaranteed by an Eligible Institution.

     5.   SPECIAL ISSUANCE AND SPECIAL DELIVERY INSTRUCTIONS.

     Tendering Holders should indicate in the applicable box or boxes the name and address to which certificates for New Notes and Class A Common Shares are to be issued or sent, if different from the name and address of the Physical Holder or DTC Participant signing this Consent and Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, certificates for New Notes and Class A Common Shares will be sent to the Physical Holder of the Original Notes tendered. Any DTC Participant tendering by book-entry transfer may request that certificates for New Notes and Class A Common Shares be credited to such account at DTC as such DTC Participant may designate under the caption "Special Issuance Instructions." If no such instructions are given, any such Original Notes not tendered or not accepted for exchange will be returned by crediting the account at DTC designated above.

     6.   TAXPAYER IDENTIFICATION NUMBER.

     Each tendering Holder is required to provide the Depositary with the Holder's (and that of any other party receiving the Exchange Consideration) correct Taxpayer Identification Number ("TIN"), generally such person's social security or Federal employer identification number, on Substitute Form W-9, which is provided under "Important Tax Information" below, or, alternatively, to establish another basis for exemption from backup withholding. A Holder or other person required to submit the Substitute Form W-9 must cross out item (2) in the Certification box on Substitute Form W-9 if such person is subject to backup withholding. If the Depositary is not provided with the correct TIN and certificate of no loss of exemption from backup withholding or other adequate basis for exemption, the Holder or other person required to submit the Substitute Form W-9 may be subject to a $50 penalty imposed by the Internal Revenue Service, and such person may be subject to 30% Federal income tax backup withholding on the distributions to the Holder or other recipient of the Exchange Consideration with respect to Original Notes tendered pursuant to the Offer. The box in Part 3 of the form should be checked if the tendering Holder or other person required to submit the Substitute Form W-9 has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Depositary is not provided with a TIN within sixty (60) days of the effective date of a payment, the Depositary may withhold the distribution of the Exchange Consideration.

     7.   TRANSFER TAXES.

     Southwest will pay all transfer taxes applicable to the exchange and transfer of Original Notes pursuant to the Offer, except in the case of deliveries of certificates for Original Notes for principal amounts not tendered or not accepted for exchange that are registered or issued in the name of any person other than the registered Holder of Original Notes tendered thereby and deliveries of certificates for tendered Original Notes registered in the name of any persons other than the persons signing this Consent and Letter of Transmittal.

     Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Consent and Letter of Transmittal.

     8.   IRREGULARITIES.

     All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Original Notes and deliveries and revocations of Consents and Power of Attorney will be determined by Southwest, in its sole discretion, which determination shall be final and binding. ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS, CONSENTS AND POWER OF ATTORNEY WILL NOT BE CONSIDERED VALID. Southwest reserves the absolute right to reject any or all tenders of Original Notes, Consents and Powers of Attorney that are not in proper form or the acceptance of which would, in Southwest's opinion, be unlawful. Southwest also reserves the right to waive any defects, irregularities or conditions of tender as to particular Original Notes and of delivery as to the corresponding Consents and Powers of Attorney. Southwest's interpretations of the terms and conditions of the Offer and the Consent Solicitation (including the instructions in this Consent and Letter of Transmittal) will be final and binding. Any defect or irregularity in connection with tenders of Original Notes and deliveries of Consents and Powers of Attorney must be cured within such time as Southwest determines, unless waived by Southwest. Tenders of Original Notes shall not be deemed to have been made until all defects or irregularities have been waived by Southwest or cured. If Southwest waives its right to reject a defective tender of Original Notes and delivery of Consents or Powers of Attorney, the tendering Holder will be entitled to the applicable Exchange Consideration. ALL TENDERING HOLDERS, BY EXECUTION OF THIS CONSENT AND LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF, WAIVE ANY RIGHT TO RECEIVE NOTICE OF THE ACCEPTANCE OF THEIR ORIGINAL NOTES FOR EXCHANGE AND OF THE EFFECTIVENESS OF THE PROPOSED WAIVERS AND AMENDMENTS AND ALL OTHER DOCUMENTS RELATING TO THE EXCHANGE. Neither Southwest, the Depositary nor any other person will be under any duty to give notice of any defects or irregularities in tenders of Original Notes and deliveries of Consents and Powers of Attorney, or will incur any liability to Holders for failure to give any such notice.

     9.   WAIVERS OF CONDITIONS.

     Southwest expressly reserves the absolute right, in its sole discretion, to amend or waive any of the conditions to the Offer or the Consent Solicitation in the case of any Original Notes tendered, Consents delivered and Power of Attorney granted, in whole or in part, at any time and from time to time; provided, however, that Southwest cannot waive the conditions regarding Minimum Tender or the receipt of Requisite Consents.

     10.   MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES FOR ORIGINAL NOTES.

     Any Holder whose certificates for Original Notes have been mutilated, lost, stolen or destroyed should contact the Depositary at the address or telecopy number set forth on the front cover of this Consent and Letter of Transmittal.

     11.   REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

     Questions relating to the procedure for tendering Original Notes, consenting to the Proposed Waivers and Amendments and granting a Power of Attorney and requests for assistance or additional copies of the Statement, the Note Exchange Agreement, a draft copy of the Collateral Trust Agreement, the Stockholders Agreement and this Consent and Letter of Transmittal may be directed to the Depositary, whose addresses and telephone numbers appear on the front cover of this Consent and Letter of Transmittal. Questions may also be directed to Southwest contact, J. Steven Person, by writing to 407 N. Big Spring Street, Midland, Texas 79701, or by phone at (915) 686-9927.

                            IMPORTANT TAX INFORMATION

     Under U.S. Federal income tax laws, a Holder whose tendered Original Notes are accepted for exchange or other person receiving the Exchange Consideration is required to provide the Depositary (as payer) with such person's correct TIN on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such person is an individual, the TIN is his social security number. Certain persons (including, among others, all corporations and certain foreign persons) may not be subject to these backup withholding and reporting requirements, provided that they properly establish their status when required to do so by filing the applicable forms with the Internal Revenue Service. A foreign person may qualify as an exempt recipient by submitting to the Depositary a properly completed Internal Revenue Service Form W-8BEN, signed under penalties of perjury, attesting to that person's foreign status. Other exempt persons should indicate their exempt status on the attached Substitute Form W-9. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     If the Depositary is not provided with the correct TIN and certificate of no loss of exemption from backup withholding or other adequate basis for exemption, the Holder or other person receiving the Exchange Consideration may be subject to a $50 penalty imposed by the Internal Revenue Service, and the distribution of the Exchange Consideration made to the Holder or other recipient with respect to Original Notes purchased pursuant to the Offer may be subject to a backup withholding tax. If backup withholding applies, the Depositary is required to withhold 30% of any distribution of the Exchange Consideration made to the Holder or other recipient. Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service. The Depositary reserves the right to withhold the Exchange Consideration until it receives a completed Form W-9, or other appropriate substitute, which provides proof of exemption from backup withholding.

                         PURPOSE OF SUBSTITUTE FORM W-9

     To avoid backup withholding on the distribution of the Exchange Consideration made with respect to Original Notes tendered pursuant to the Offer, the Holder or other person receiving the Exchange Consideration is required to (i) provide the Depositary with the such person's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such person is awaiting a TIN) and (ii) certify that (A) such person is exempt from backup withholding, (B) such person has not been notified by the Internal Revenue Service that such person is subject to backup withholding as a result of failure to report all interest or dividends or (C) the Internal Revenue Service has notified such person that such person is no longer subject to backup withholding. Alternatively, such person may establish another basis for exemption from backup withholding. A non-exempt person may check the box in Part 3 of the attached Substitute Form W-9 if such person has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If a non-exempt person checks the box in Part 3, such person must also complete the attached Certificate of Awaiting Taxpayer Identification Number in order to prevent backup withholding. In the event that such person fails to provide a TIN to the Depositary within sixty (60) days, the Depositary must backup withhold 30% of the distributions made to such person, and may withhold the distribution of the Exchange Consideration.

                       WHAT NUMBER TO GIVE THE DEPOSITARY

     The Holder or other person receiving the Exchange Consideration is required to give the Depositary the TIN (e.g., social security number or employer identification number) of such person. If the Original Notes are held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

-----------------------------------------------------------------------------------------------------------------

                                      PAYOR'S NAME: WILMINGTON TRUST COMPANY

-----------------------------------------------------------------------------------------------------------------

SUBSTITUTE FORM     PART 1 - PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT            Social Security Number
     W-9                 AND CERTIFY BY SIGNING AND DATING BELOW
                                                                                ______________________________
                                                                                           OR

                                                                                ______________________________
                                                                                Employee Identification Number

                    ----------------------------------------------------------------------------------------------
                                  PART 2 - CERTIFICATION - Under Penalties of Perjury, I certify that:
                    (1) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me);
                    (2) I am not subject to backup withholding because (a) I am exempt from backup withholding,
                        (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding, as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
                    (3) I am a U.S. person (including a U.S. resident alien).

                    ---------------------------------------------------------------------------------------------

PAYER'S REQUEST     CERTIFICATION INSTRUCTIONS - You must cross out item (2)in Part               PART 3 -
 FOR TAXPAYER       2 above if you have been notified by the IRS that you are subject
 IDENTIFICATION     to backup withholding because you have failed to report all interest
 NUMBER ("TIN")     or dividends on your tax return. However, if after being notified         Awaiting TIN [_]
                    by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out
                                                 item (2).

                    Signature _____________________________  Date:____________, 2002

                    __________________________________________________________
                    Name

-----------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
       OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFER AND THE COSENT SOLICITATION. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF
                               SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a TIN has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I have not provided a TIN, 30% of all reportable payments made to me will be withheld until I provide a number.


_____________________________________    ____________________________, 2002
Signature                                Date

_____________________________________
Name (Please Print)

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE
                                    FORM W-9

     GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. -- Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.


For this type of account                      Give the SOCIAL SECURITY number of

1.   An individual's account                  The individual

2.   Two or more individuals (joint           The actual  owner of the account
     account)                                 or, if combined funds, the first
                                              individual on the account (1)

3.   Husband and wife (joint account)         The actual owner of the account
                                              or, if joint funds, either person
                                              (1)

4.   Custodian  account of a minor            The minor (2)
     (Uniform Gift to Minors Act)

5.   Adult and minor (joint account)          The adult or, if the minor is the
                                              only contributor,  the minor (1)

6.   Account in the name of guardian or       The ward, minor, or incompetent
     committee for a designated ward,         person (3)
     minor, or incompetent person

7.   a. The usual  revocable  savings trust   The grantor-trustee (1)
     account (grantor is also a trustee)

     b. So-called trust account that is The actual owner (1) not a legal or valid trust under State law

8.   Sole proprietorship account              The owner(4)

9.   A valid trust, estate or pension trust   Legal entity (Do not furnish the
                                              identifying number of the personal
                                              representative or trustee unless
                                              the legal entity  itself is not
                                              designated  in the account  title
                                              (5))

10.  Corporate account                        The corporation

11.  Religious, charitable or educational     The organization
     organization

12. Partnership account held in the name The partnership of the business

13.  Association, club or other tax-exempt              The organization
     organization

14.  A broker or registered nominee                     The broker or nominee

15.  Account with the  Department of
     Agriculture in the name of a public                The public entity
     entity (such as a State or local
     government, school district or
     prison) that receives agricultural
     program payments


(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a SSN, that person's number must be furnished.

(2)      Circle the minor's name and furnish the minor's Social Security number.

(3) Circle the ward's, minor's or incompetent person's name and furnish such person's Social Security number.

(4)      Show the name of the owner.

(5) List first and circle the name of the legal trust, estate or pension trust.

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE
                                    FORM W-9

OBTAINING A NUMBER

         If you don't have a TIN or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

         Payees specifically exempted from backup withholding on payments include the following:

         .  A corporation.

         .  A financial institution.

     . An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under section 403(b)(7), if the account satisfies the requirements of section 401(f)(2).

     .   The United States or any agency or instrumentality thereof.

     . A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

     . A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

     . An international organization or any agency, or instrumentality thereof.

     . A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

     .   A real estate investment trust.

     .   A common trust fund operated by a bank under section 584(a).

     . An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).

     . An entity registered at all times under the Investment Company Act of 1940.

     .   A foreign central bank issue.

     Payments of dividends and patronage dividends not generally subject to backup withholding including the following:

     .   Payments to nonresident aliens subject to withholding under section
         1441.

     . Payments of patronage dividends where the amount received is not paid in money.

     .   Payments made by certain foreign organizations.

     .   Section 404(k) payments made by an ESOP.

     Payments of interest not generally subject to backup withholding include the following:

     . Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct TIN to the payer.

     . Payments of tax-exempt interest (including exempt-interest dividends under section 852).

     .   Payments described in section 6049(b)(5) to non-resident aliens.

     .   Payments on tax-free covenant bonds under section 1451.

     .   Payments made by certain foreign organizations.

     .   Mortgage interest paid to you.

     Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TIN, WRITE "EXEMPT" ON THE FORM, AND RETURN IT TO THE PAYER. ALSO SIGN AND DATE THE FORM.

     Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

     PRIVACY ACT NOTICE.--Section 6019 requires most recipients of dividend, interest, or other payments to give TINs to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 30% of taxable interest, dividend, and certain other payments to a payee who does not furnish a TIN to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TIN.--If you fail to furnish your TIN to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

          FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE
                           INTERNAL REVENUE SERVICE.

                          NOTICE OF GUARANTEED DELIVERY


                   To Tender and To Give Consent in Respect of

                          10 1/2% Senior Notes Due 2004

                                       of

                            SOUTHWEST ROYALTIES, INC.

--------------------------------------------------------------------------------
THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK, NEW YORK TIME, ON APRIL 1, 2002 OR SUCH OTHER DATE AS MAY BE ANNOUNCED PURSUANT TO THE TERMS HEREOF (THE "EXPIRATION DATE").
--------------------------------------------------------------------------------

         This Notice of Guaranteed Delivery, or a form substantially equivalent hereto, must be used to accept the Offer of Southwest Royalties, Inc., a Delaware Corporation ("Southwest") to the holders (the "Holders") of Southwest's outstanding 10 1/2% Senior Notes Due 2004 (the "Original Notes") to exchange (the "Exchange") at least $115 million (the "Minimum Tender") of its Original Notes, and any interest accrued but not paid thereon, for $60 million of Senior Secured Notes Due 2004 (the "New Notes") and 900,000 shares (the "Class A Common Shares" and, together with the New Notes, the "Exchange Consideration") of Southwest's Class A common stock, par value $.01 per share, if time will not permit (i) certificates representing such Original Notes to reach the Depositary or the procedures for book-entry transfer to be completed, (ii) the properly executed Consent and Letter of Transmittal to reach the Depositary and/or (iii) all other required documents to reach the Depositary, in each case, at or prior to 5:00 p.m., New York, New York time, on the Expiration Date. This form may be delivered by an Eligible Institution (as defined below) by mail or hand delivery or transmitted, via facsimile, telegram or telex to the Depositary as set forth below. All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in the Offer to Exchange and Consent Solicitation Statement (the "Statement") or the Consent and Letter of Transmittal.

                    To: WILMINGTON TRUST COMPANY, Depositary

  By Hand/Overnight Courier:                  By Registered or Certified Mail:

  Wilmington Trust Company                    Wilmington Trust Company
  Corporate Trust Reorg Services              DC-1615 Reorg Services
  Rodney Square North                         P.O. Box 8861
  1100 North Market Street                    Wilmington, Delaware  19899-8861
  Wilmington, Delaware  19890-1615
                                            Call (302) 636-6469 for Confirmation

  By facsimile:  (302) 636-4145

Call (302) 636-6469 for Confirmation

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION TO A NUMBER, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         This form is not to be used to guarantee signatures. If a signature on the Consent and Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box in the Consent and Letter of Transmittal. The Eligible Institution that completes this form must communicate the guarantee to the Depositary and must deliver the Consent and Letter of Transmittal, certificates for Original Notes (or complete the procedures for book-entry transfer) and any other documents required by the Statement or Consent and Letter of Transmittal to the Depositary within the time period shown herein. Failure to do so could result in financial loss to such Eligible Institution.

    THE GUARANTEE SET FORTH BELOW MUST BE COMPLETED IF A NOTICE OF GUARANTEED
                    DELIVER IS BEING USED TO ACCEPT THE OFFER

             NOTE: IF COMPLYING WITH NOTICE OF GUARANTEED DELIVERY
                 PROCEDURES, SIGNATURES MUST BE PROVIDED BELOW.

Ladies and Gentlemen:

         The undersigned hereby tenders Original Notes pursuant to the Offer, delivers a Consent pursuant to the Consent Solicitation and confers upon the Depositary the Power of Attorney, upon the terms and subject to the conditions set forth in the Statement and the Consent and Letter of Transmittal, receipt of which is hereby acknowledged, the aggregate principal amount of Original Notes set forth below, pursuant to the guaranteed delivery procedures set forth in the Statement under the heading "Procedures for Tendering Original Notes, Delivering Consents and Conferring a Power of Attorney--Guaranteed Delivery."

         All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

--------------------------------------------------------------------------------
                                          Name(s) of Record Holder(s):
Aggregate Principal Amount of Original    ______________________________________
Notes:
                                          ______________________________________
______________________________________    (please type or print)
Certificate No(s). (if available):        Address(es):__________________________

______________________________________    ______________________________________
                                                                      (Zip Code)
______________________________________


If Original Notes will be delivered by    Area code and Telephone No.:
book-entry transfer, provide account
number below:                             ______________________________________


DTC Account No.:______________________    Signature(s):

                                          ______________________________________

                                          ______________________________________

                                          Dated: _______________________________

--------------------------------------------------------------------------------

                                    GUARANTEE
                    (Not to be used for signature guarantee)

         The undersigned, a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or a correspondent in the United States or another "Eligible Guarantor Institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an "Eligible

Institution"), hereby guarantees that, within three New York Stock Exchange trading days from the date of this Notice of Guaranteed Delivery, a properly completed and validly executed Consent and Letter of Transmittal (or a manually signed facsimile copy thereof), together with certificates representing the Original Notes (or confirmation of book-entry transfer of such Original Notes into the Depositary's account with DTC, pursuant to the procedure for book-entry transfer set forth in the Statement under the heading "Procedures for Tendering Original Notes, Delivering Consents and Conferring a Power of Attorney-- Guaranteed Book-Entry Delivery Procedures") and all other required documents will be executed and deposited by the undersigned with the Depositary at one of its addresses set forth above.

--------------------------------------------------------------------------------

             Name of Firm                                 Title

______________________________________    ______________________________________
         Authorized Signature                       Name (Please Print)

                                          ______________________________________
               Address                                     Date

______________________________________    ______________________________________

______________________________________

______________________________________
                            (Zip Code)

Area Code and Telephone Number:

______________________________________

--------------------------------------------------------------------------------

         DO NOT SEND ORIGINAL NOTES WITH THIS FORM. ACTUAL SURRENDER OF ORIGINAL NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND VALIDLY EXECUTED CONSENT AND LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.

          The Depositary for the Offer and the Consent Solicitation is:

                          WILMINGTON TRUST COMPANY

    By Hand/Overnight Courier:               By Registered or Certified Mail:

   Wilmington Trust Company                   Wilmington Trust Company
   Corporate Trust Reorg Services             DC-1615 Reorg Services
   Rodney Square North                        P.O. Box 8861
   1100 North Market Street                   Wilmington, Delaware 19899-8861
   Wilmington, Delaware 19890-1615

   By facsimile: (302) 636-4145               Call (302) 636-6469 for
                                              Confirmation

   Call (302) 636-6469 for Confirmation